Exhibit 32.1 - Chief Executive Officer and Chief Financial Officer Certification (Section 906)

CERTIFICATION PURSUANT TO

U.S.C., SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, Mitchell Trace, the undersigned Chief Executive Officer and Chief Financial Officer of Ladybug Resource Group, Inc., (the “Company”), herby certify that, to the best of my knowledge, the Annual Report on Form 10-K of the Company for the period ended June 30, 2010 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: October 12, 2010

By: /s/ Mitchell Trace

Mitchell Trace, President (Principal Executive Officer and

Chief Financial Officer (Principal Financial and Accounting Officer